UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

September 8, 2010

Date of Report (date of earliest event reported)

City National Corporation

(exact name of registrant as specified in its charter)

Delaware	Commission File Number	95-2568550
(state or other jurisdiction of incorporation or organization)	1-10521	(I.R.S. Employer Identification Number)

City National Plaza

555 S. Flower Street

Los Angeles, California 90071

(Address of principal executive offices, including zip code)

(213) 673-7700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On September 13, 2010, City National Corporation (the “Company”) completed the public offer and sale of $300,000,000 in aggregate principal amount of its 5.250% Senior Notes due 2020 (the “Notes”).  Proceeds of the Notes offering are expected to be used, in part, to redeem our $250 million 9.625% Cumulative Trust Preferred Securities (“TPS”) issued on December 8, 2009. Redemption of the TPS in the fourth quarter of 2010 is expected to result in a charge of approximately $6.8 million related to the unamortized discount and cost of the TPS offering.  The Notes were issued pursuant to an Indenture dated September 13, 2010, between the Company and The Bank of New York Mellon Trust Company, N.A. as trustee (the “Indenture”). The Notes were sold pursuant to an underwriting agreement dated September 8, 2010 (the “Underwriting Agreement”) between the Company and J.P. Morgan Securities LLC, on behalf of itself and the several underwriters named therein.  The Underwriting Agreement and Indenture are attached to this Current Report on Form 8-K as Exhibit 1.1 and Exhibit 4.1, respectively, and are incorporated into this Item 8.01 by reference.

The Underwriting Agreement and Indenture are more fully described in the prospectus supplement filed with the Securities and Exchange Commission (the “Commission”) on September 9, 2010, to the accompanying prospectus filed with the Commission on September 8, 2010, as part of the Company’s Registration Statement on Form S-3ASR (File No. 333-169259) (the “Registration Statement”).  The foregoing descriptions of the Underwriting Agreement do not purport to be complete and are qualified in their entirety by reference to Exhibit 1.1 and Exhibit 4.1, respectively.

The form of the Notes is attached to this Current Report on Form 8-K as Exhibit 4.2 and is incorporated into this item 8.01 by reference.

This Current Report on Form 8-K is being filed for the purpose of filing the attached documents in connection with the issuance of the Notes as exhibits to the Registration Statement and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Number	Description

1.1	Underwriting Agreement, dated September 8, 2010, between City National Corporation and J.P. Morgan Securities LLC, on behalf of itself and the several underwriters named therein

4.1	Indenture, dated as of September 13, 2010 between City National Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee

4.2	Form of 5.250% Note due 2020

5.1	Opinion of Wachtell, Lipton, Rosen & Katz

23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY NATIONAL CORPORATION (Registrant)

Date: September 13, 2010	By:	/s/ Michael B. Cahill
Michael B. Cahill
Executive Vice President, Corporate Secretary and General Counsel
(Authorized Officer)

EXHIBIT INDEX

Number	Description

1.1	Underwriting Agreement, dated September 8, 2010, between City National Corporation and J.P. Morgan Securities LLC, on behalf of itself and the several underwriters named therein

4.1	Indenture, dated as of September 13, 2010 between City National Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee

4.2	Form of 5.250% Note due 2020

5.1	Opinion of Wachtell, Lipton, Rosen & Katz

23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1)